Prospectus Supplement	October 12, 2016

Putnam Money Market Fund
Prospectus dated January 30, 2016

The sub-section Credit quality in the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

Credit quality. The fund buys only high quality investments that are eligible securities, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended. In general, in order to be an eligible security, Putnam Management must determine that the security presents minimal credit risk to the fund, based on policies and procedures adopted by the Board of Trustees.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

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